UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2022

F45 Training Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40590 (Commission File Number)	84-2529722 (I.R.S. Employer Identification No.)

3601 South Congress Avenue, Building E Austin, Texas 78704 (Address of Principal Executive Offices) (737) 787-1955 (Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)
Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 210.14d-2(b))
Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00005 per share	FXLV	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or
revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2022, the Board of Directors (the “Board”) of F45 Trading Holdings Inc. (the “Company”) elected Eugene Davis to the Board, effective November 14, 2022. Mr. Davis will fill the vacancy on the Board created upon the resignation of Darren Richman, effective immediately prior to the appointment of Mr. Davis on November 14, 2022.

Mr. Davis will serve as a Class III Director until the Company’s 2024 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Mr. Davis will receive compensation for service as a non-employee director of the Company consistent with the compensation generally provided to other non-employee directors, as determined by the Board from time to time. Compensation for the Company’s non-employee directors is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2022.

Mr. Davis was nominated to the Board by Kennedy Lewis Management LP pursuant to certain nomination rights provided to KLIM under the Third Amended and Restated Stockholders’ Agreement of the Company, dated July 14, 2021 (the “Stockholders’ Agreement”). For so long as KLIM or its affiliates continue to beneficially own at least 30% of the shares of the Company’s common stock issued upon conversion of certain convertible notes into shares of common stock in the Company’s initial public offering (subject to adjustment for stock splits and the like), KLIM has the right to designate one representative on the Board. Such right is described further in the Stockholders’ Agreement, filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1/A (File No. 333-257193) filed with the Securities and Exchange Commission on July 7, 2021. Mr. Davis has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Board has determined Mr. Davis is independent under SEC standards and the standards of the New York Stock Exchange.

		Incorporated by Reference
Exhibit No.	Description	Form	File No.	Exhibit	Filing Date
10.1	Form of F45 Training Holdings Inc. Third Amended and Restated Stockholders Agreement by and among F45 Training Holdings Inc., MWIG LLC, Kennedy Lewis Management LP, L1 Capital Long Short Fund, L1 Long Short Fund Limited, L1 Capital Global Opportunities Master Fund, L1 Capital Long Short (Master) Fund, and GIL SPE, LLC.	S-1/A	333-257193	10.8	July 7, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2022	F45 Training Holdings Inc.

	By:	/s/ Patrick Grosso
Patrick Grosso
Chief Legal Officer